UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    November 30, 2007
                                                 -------------------------------

                              POSSIS MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)


        Minnesota                       0-944                   41-0783184
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification No.)



9055 Evergreen Boulevard NW, Minneapolis, MN                      55433-8003
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   763-780-4555
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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      Item 2.02  Results of Operations and Financial Condition

      On November 21, 2007, Possis held its regularly scheduled conference call with respect to its earnings for the quarter and three months ended October 31, 2007. A transcript of that conference is enclosed as an exhibit.

      Item 9.01 Financial Statements and Exhibits

      (d) Exhibits

      99.1    Transcript of earnings conference dated November 21, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Possis Medical, Inc.
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(Registrant)

Date:  November 30, 2007
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By:   /s/ Jules L. Fisher
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      Jules L. Fisher
      Vice President, Finance and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Transcript of earnings conference dated November 21, 2007.